Other administrative expenses	12 Months Ended
Dec. 31, 2022
Disclosure Of Administrative Expenses [Abstract]
Other Administrative Expenses
25. Other administrative expenses

TCHF	2022	2021
Professional services	6,053	6,022
Other administrative expenses	1,694	728

Total other administrative expenses	7,747	6,750

Professional services primarily include expenses incurred in relation to legal, communication, listing, accounting and audit services, as well as other consulting activities not related to research and development. Other administrative expenses comprise IT, travels, insurances, IP maintenance and prosecution, and various other expenses. The increase in 2022 was mostly attributable to the expanded activities of the Group with the addition of APR and AdVita, as well as to legal and consulting service needs to support the operations and development plans of the Group.